UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):            August 15, 2022

AMREP CORPORATION
(Exact name of registrant as specified in its charter)

Oklahoma	1-4702	59-0936128
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

850 West Chester Pike, Suite 205, Havertown, PA	19083
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (610) 487-0905

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $.10 par value	AXR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01 Entry into a Material Definitive Agreement.

Reference is made to Note 6 to the consolidated financial statements contained in the Annual Report on Form 10-K of AMREP Corporation for the year ended April 30, 2022, which was filed with the Securities and Exchange Commission on July 21, 2022, regarding the Loan Agreement (the “Loan Agreement”) entered into between BOKF, NA dba Bank of Albuquerque (“BOKF”) and AMREP Southwest Inc. (“ASW”), a subsidiary of AMREP Corporation, in which BOKF agrees to lend up to $4,000,000 to ASW on a revolving line of credit basis for general corporate purposes.

On August 15, 2022, ASW and BOKF entered into the Third Modification Agreement to the Loan Agreement and ASW entered into the First Amended and Restated Revolving Line of Credit Promissory Note in favor of BOKF. These documents resulted in the following changes to the revolving line of credit financing facility: (1) the maximum amount available for borrowing increased by $1,750,000 to a new total maximum amount of $5,750,000, (2) the interest rate on borrowed amounts is equal to the one-month secured overnight financing rate as administered by the CME Group Benchmark Administration Limited plus a spread of 3.15%, adjusted monthly, and (3) the scheduled maturity date of the loan is August 15, 2025. ASW incurred customary costs and expenses and paid certain fees to BOKF in connection with the amendment of the revolving line of credit financing facility.

The foregoing description of the loan documentation is a summary only and is qualified in all respects by the provisions of the loan documentation; copies of the Third Modification Agreement and First Amended and Restated Revolving Line of Credit Promissory Note are attached hereto as Exhibits 10.1 and 10.2 and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Third Modification Agreement, dated as of August 15, 2022, between BOKF, NA dba Bank of Albuquerque and AMREP Southwest Inc.

10.2	First Amended and Restated Revolving Line of Credit Promissory Note, dated August 15, 2022, by AMREP Southwest Inc. in favor of BOKF, NA dba Bank of Albuquerque.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMREP Corporation

Date: August 16, 2022	By:	/s/ Christopher V. Vitale
Name: Christopher V. Vitale
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Third Modification Agreement, dated as of August 15, 2022, between BOKF, NA dba Bank of Albuquerque and AMREP Southwest Inc.

10.2	First Amended and Restated Revolving Line of Credit Promissory Note, dated August 15, 2022, by AMREP Southwest Inc. in favor of BOKF, NA dba Bank of Albuquerque.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).